UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2019

RESOURCE APARTMENT REIT III, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-55923

Maryland (State or other jurisdiction of incorporation or organization)	47-4608249 (I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Apartment REIT III, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on June 25, 2019 to provide the required financial information relating to our acquisition of a multifamily community located in Alexandria, Virginia known as the Virginia Property, or The Summit Apartments ("The Summit"), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to The Summit that would cause the reported revenues and certain operating expenses not to be indicative of future operating results.

Item 9.01Financial Statement and Exhibits.

		Page
a.	Financial Statements of Real Estate Acquired
	The Summit
	Independent Auditors' Report	4
	Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2019 (unaudited) and the Year Ended December 31, 2018	5
	Notes to Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2019 (unaudited) and the Year Ended December 31, 2018	6

b.	Pro Forma Financial Information
	Resource Apartment REIT III, Inc.
	Unaudited Pro Forma Consolidated Financial Information	8
	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2019	9
	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2019	10
	Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2019	11
	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2019	13
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	14
	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	16

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

July 24, 2019	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditors’ Report

To the Stockholders of

Resource Apartment REIT III, Inc.:

Report on the Statement

We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of The Summit (the "Property") for the year ended December 31, 2018, and the related notes to the Statement.

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting

As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Resource Apartment REIT III, Inc.), and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois

July 24, 2019

THE SUMMIT

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
	(unaudited)
Revenues:
Rental income	$765,922	$3,053,049
Other income	119,266	450,591
Total Revenues	885,188	3,503,640

Certain Operating Expenses:
Operating expenses	278,448	1,063,174
Real estate taxes	95,991	364,711
Insurance	22,360	82,250
Management fees	22,167	87,213
Total Certain Operating Expenses	418,966	1,597,348
Revenues in excess of Certain Operating Expenses	$466,222	$1,906,292

See accompanying notes to the statements of revenues and certain operating expenses

THE SUMMIT

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2019 (unaudited) and the Year Ended December 31, 2018

NOTE 1. Basis of Presentation

On June 24, 2019, Resource Apartment REIT III, Inc. (the “Company”) purchased The Summit Apartments (the "Virginia Property" or "The Summit"), a multifamily community located in Alexandria, Virginia from an unaffiliated seller. The apartment complex was purchased for $36.4 million, excluding closing costs. The Company funded the purchase with a combination of offering proceeds and proceeds from a seven-year, $27.6 million secured mortgage loan with CBRE Capital Markets, Inc., an unaffiliated lender, secured by The Summit (the "Summit Mortgage Loan"). The Summit Mortgage Loan matures on July 1, 2026. The Summit Mortgage Loan bears interest at a fixed rate of 3.84%. Monthly payments are interest only for the first three years. Beginning on August 1, 2022, the Company will pay both principal and interest based on 30 year amortization. Any remaining principal balance and all accrued and unpaid interest and fees will be due at maturity.

Prepayment is permitted, provided a prepayment premium is paid.  The prepayment premium is based on the greater of (i) 1% of the principal being repaid and (ii) the amount of principal being prepaid or accelerated, multiplied by the excess (if any) of the monthly note rate over the assumed reinvestment rate, multiplied by the present value factor. If the loan is securitized, the loan is locked to prepayment and defeasance for 24 months. After such 24-month lockout period, the loan can be defeased using treasury notes or other acceptable securities (including Freddie Mac referenced notes), provided that prepayment will be open at 1% during the last 2 years. If the loan is not securitized prior to the 12th installment due date or is never securitized, the prepayment premium will be yield maintenance through the end of the yield maintenance period (two years prior to maturity) followed by a 1% prepayment penalty during the immediate 3 months following the end of the yield maintenance period. No prepayment premium is required after April 1, 2026. The non-recourse carveouts under the loan documents for the Summit Mortgage Loan are guaranteed by the Company.

The statements of revenues and certain operating expenses (the “Statements”) has been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Statements are not intended to be a complete presentation of the revenues and operating expenses at The Summit for the three months ended March 31, 2019 and the year ended December 31, 2018. The Statements include the historical revenues and certain operating expenses of the Summit, and exclude items that may not be comparable to the future operations of The Summit, such as interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations.

In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for three months ended March 31, 2019 and the year ended December 31, 2018 have been included. Such adjustments consisted of normal recurring items.

NOTE 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the Statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Summit recognizes rent as income when due. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.

NOTE 3. Subsequent Events

The Company’s management evaluated all events and transactions that occurred through July 24, 2019, the date the Statements were available to be issued. During this period, The Summit did not have any material subsequent events other than as disclosed in Note 1.

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 22, 2019 and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2019, which was filed with the SEC on May 10, 2019, and are not necessarily indicative of what the actual financial position or operations would have been had the Company completed the transaction as of the beginning of the period presented, nor is it necessarily indicative of future results.  In addition, this pro forma information should be read in conjunction with the Statements and the notes thereto for the three months ended March 31, 2019 and the year ended December 31, 2018 of The Summit, which are included herein.

The following unaudited pro forma consolidated balance sheet as of March 31, 2019 is presented to give effect to the acquisition of The Summit, which occurred on June 24, 2019, as if such acquisition occurred on March 31, 2019. The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2019 and the year ended December 31, 2018 are presented to give effect to the acquisition of The Summit as if such acquisition occurred on January 1, 2018. The footnotes to the pro forma financial statements provide details of the pro forma adjustments.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of The Summit been consummated as of January 1, 2018. In addition, the pro forma balance sheet includes pro forma preliminary estimates the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting. The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2019

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments The Summit (b)		Pro Forma Total
ASSETS
Investments:
Rental properties, net	$161,337,772	$36,810,035	(c)	$198,147,807
Identified intangible assets, net	812,104	784,697		1,596,801
Total investments	162,149,876	37,594,732		199,744,608

Cash	38,702,364	(10,709,341)		27,993,023
Restricted cash	1,461,756	178,433		1,640,189
Tenant receivables, net	44,025	—		44,025
Due from related parties	10,440	—		10,440
Subscriptions receivable	262,142	—		262,142
Prepaid expenses and other assets	444,662	113,074		557,736
Deferred offering costs	4,738,675	—		4,738,675
Total assets	$207,813,940	$27,176,898		$234,990,838

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable, net	$118,235,449	$27,134,630	(d)	$145,370,079
Accounts payable and accrued expenses	1,267,730	1,674		1,269,404
Accrued real estate taxes	565,743	—		565,743
Due to related parties	13,084,625	—		13,084,625
Tenant prepayments	175,414	9,468		184,882
Security deposits	319,482	31,126		350,608
Distributions payable	1,225,146	—		1,225,146
Total liabilities	134,873,589	27,176,898		162,050,487

Stockholders' equity:
Preferred stock, par value $0.01: 10,000,000 shares authorized, none issued and outstanding	—	—		—
Convertible stock, par value $0.01: 50,000 shares authorized, issued and outstanding, respectively	500	—		500
Class A common stock, par value $0.01: 25,000,000 shares authorized, 637,293 issued and outstanding	6,373	—		6,373
Class T common stock, par value $0.01: 25,000,000 shares authorized, 1,119,361 issued and outstanding	11,194	—		11,194
Class R common stock, par value $0.01: 750,000,000 shares authorized, 8,744,329 issued and outstanding	87,443	—		87,443
Class I common stock, par value $0.01: 75,000,000 shares authorized, 456,134 issued and outstanding	4,561	—		4,561
Additional paid-in capital	92,373,880	—		92,373,880
Accumulated other comprehensive loss	(41,810)	—		(41,810)
Accumulated deficit	(19,501,790)	—		(19,501,790)
Total stockholders' equity	72,940,351	—		72,940,351
Total liabilities and stockholders' equity	$207,813,940	$27,176,898		$234,990,838

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2019

(a)	Historical financial information as of March 31, 2019, derived from the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019.
(b)

Represents the adjustments to the balance sheet of the Company to give effect to the acquisition of The Summit and related cash, other assets and liabilities as if the acquisition had occurred on March 31, 2019. The Company funded the contracted purchase price of $36.4 million with cash on hand, which had been generated from the Company's on-going public offering, and a mortgage loan from an unaffiliated lender of $27.6 million (described below). The Company recorded the cost of tangible and identified intangible assets acquired based on their estimated fair values.

(c)

The Company adopted Accounting Standards Update 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business ("ASU 2017-01"), issued in January 2017, beginning with real estate investments acquired on or after January 1, 2018.  Acquisitions that do not meet the definition of a business under this guidance are accounted for as asset acquisitions.  The acquisition of The Summit did not meet the definition of a business and consequently was accounted for as an asset acquisition.  As a result, the Company capitalized approximately $1,220,000 in acquisition fees and acquisition costs related to the acquisition of The Summit on the unaudited pro forma balance sheet.

(d)

On June 24, 2019, in connection with the acquisition of The Summit, the Company, through a wholly-owned subsidiary, entered into a seven-year $27.6 million secured mortgage loan with CBRE Capital Markets, Inc., an unaffiliated lender, secured by The Summit (the "Summit Mortgage Loan"). The Summit Mortgage Loan matures on July 1, 2026. The Summit Mortgage Loan bears interest at a fixed rate of 3.84%.  The pro forma amount is net of approximately $445,000 of deferred financing fees incurred in connection with The Summit Mortgage Loan.

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2019

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments The Summit		Pro Forma Total
Revenues:
Rental income	$3,722,857	$885,188	(b)	$4,608,045
Total revenues	3,722,857	885,188		4,608,045

Expenses:
Rental operating- expenses	681,411	219,954	(b)	901,365
Rental operating- payroll	370,874	80,854	(b)	451,728
Rental operating- real estate taxes	497,231	95,991	(b)	593,222
Subtotal- rental operating	1,549,516	396,799		1,946,315
Property management fees	2,611	—		2,611
Management fees - related parties	574,038	142,554	(c)	716,592
General and administrative	859,748	—		859,748
Loss on disposal of assets	86,862	—		86,862
Depreciation and amortization expense	2,237,100	600,750	(d)	2,837,850
Total expenses	5,309,875	1,140,103		6,449,978
Loss before other income (expense)	(1,587,018)	(254,915)		(1,841,933)

Other income (expense):
Interest income	69,816	—		69,816
Interest expense	(1,268,205)	(286,968)	(e)	(1,555,173)
Total other income (expense)	(1,198,389)	(286,968)		(1,485,357)
Net loss	$(2,785,407)	$(541,883)		$(3,327,290)

Other comprehensive loss:
Designated derivatives, fair value adjustments	(1,177)	—		(1,177)
Total other comprehensive loss	(1,177)	—		(1,177)
Comprehensive loss	$(2,786,584)	$(541,883)		$(3,328,467)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)

For the Three Months Ended March 31, 2019

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Total (f)
Class A common stock:
Net loss attributable to Class A common stockholders	$(169,939)	$(202,998)
Net loss per common share, basic and diluted	$(0.27)	$(0.32)
Weighted-average number of common shares outstanding, basic and diluted	635,494	635,494

Class T common stock:
Net loss attributable to Class T common stockholders	$(324,895)	$(388,101)
Net loss per common share, basic and diluted	$(0.29)	$(0.35)
Weighted-average number of common shares outstanding, basic and diluted	1,114,260	1,114,260

Class R common stock:
Net loss attributable to Class R common stockholders	$(2,200,230)	$(2,628,272)
Net loss per common share, basic and diluted	$(0.28)	$(0.29)
Weighted-average number of common shares outstanding, basic and diluted	7,937,283	8,967,232

Class I common stock:
Net loss attributable to Class I common stockholders	$(90,343)	$(107,919)
Net loss per common share, basic and diluted	$(0.24)	$(0.24)
Weighted-average number of common shares outstanding, basic and diluted	380,190	451,563

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2019

(a)	Historical financial information for the three months ended March 31, 2019, derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019.
(b)	Represents the historical operations of The Summit under the previous owners as reported on the Statements for the three months ended March 31, 2019.
(c)

Represents the management fees associated with the management of The Summit following its acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the three months ended March 31, 2019.  Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the three months ended March 31, 2019.

(d)

Represents the additional depreciation and amortization expense for the three months ended March 31, 2019, as if The Summit was acquired January 1, 2018. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years. Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)

Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year, $27.6 million The Summit Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2018. The Summit Mortgage Loan bears interest at a fixed rate of 3.84%, maturing July 1, 2026.

(f)

Pro forma net loss has been allocated amongst the Company's outstanding classes of common stock pursuant to the two-class method of computing earnings per share.  Additionally, the pro forma earnings per share calculation assumes that proceeds from the sale of an additional 1,029,949 Class R shares and 71,373 Class I shares of the Company's common stock, aggregating $10,709,341, were used to fund The Summit acquisition and were issued and outstanding as of January 1, 2018.

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments The Summit		Pro Forma Total
Revenues:
Rental income	$8,175,856	$3,503,640	(b)	$11,679,496
Total revenues	8,175,856	3,503,640		11,679,496

Expenses:
Rental operating- expenses	1,668,426	849,108	(b)	2,517,534
Rental operating- payroll	852,546	296,316	(b)	1,148,862
Rental operating- real estate taxes	1,011,719	364,711	(b)	1,376,430
Subtotal- rental operating	3,532,691	1,510,135		5,042,826
Property management fees	9,488	—		9,488
Management fees - related parties	1,290,367	568,547	(c)	1,858,914
General and administrative	2,322,183	—		2,322,183
Loss on disposal of assets	108,844	—		108,844
Depreciation and amortization expense	5,239,781	2,009,873	(d)	7,249,654
Total expenses	12,503,354	4,088,555		16,591,909
Loss before other income (expense)	(4,327,498)	(584,915)		(4,912,413)

Other income (expense):
Interest income	159,631	—		159,631
Interest expense	(2,683,916)	(1,141,635)	(e)	(3,825,551)
Total other income (expense)	(2,524,285)	(1,141,635)		(3,665,920)
Net loss	$(6,851,783)	$(1,726,550)		$(8,578,333)

Other comprehensive loss:
Designated derivatives, fair value adjustments	(29,441)	—		(29,441)
Total other comprehensive loss	(29,441)	—		(29,441)
Comprehensive loss	$(6,881,224)	$(1,726,550)		$(8,607,774)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)

For the Year Ended December 31, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Total (f)
Class A common stock:
Net loss attributable to Class A common stockholders	$(678,901)	$(849,974)
Net loss per common share, basic and diluted	$(1.08)	$(1.35)
Weighted-average number of common shares outstanding, basic and diluted	627,773	627,773

Class T common stock:
Net loss attributable to Class T common stockholders	$(1,288,009)	$(1,612,569)
Net loss per common share, basic and diluted	$(1.18)	$(1.47)
Weighted-average number of common shares outstanding, basic and diluted	1,094,666	1,094,666

Class R common stock:
Net loss attributable to Class R common stockholders	$(4,764,965)	$(5,965,667)
Net loss per common share, basic and diluted	$(1.06)	$(1.08)
Weighted-average number of common shares outstanding, basic and diluted	4,479,230	5,516,627

Class I common stock:
Net loss attributable to Class I common stockholders	$(119,908)	$(150,123)
Net loss per common share, basic and diluted	$(0.80)	$(0.68)
Weighted-average number of common shares outstanding, basic and diluted	148,975	220,886

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(a)	Historical financial information for the year ended December 31, 2018, derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
(b)	Represents the historical operations of The Summit under the previous owners as reported on the Statements for the year ended December 31, 2018.
(c)

Represents the management fees associated with the management of The Summit following its acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2018.  Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2018.

(d)

Represents the additional depreciation and amortization expense for the year ended December 31, 2018, as if The Summit was acquired January 1, 2018. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years.   Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)

Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year, $27.6 million The Summit Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2018. The Summit Mortgage Loan bears interest at a fixed rate of 3.84%, maturing July 1, 2026.

(f)

Pro forma net loss has been allocated amongst the Company's outstanding classes of common stock pursuant to the two-class method of computing earnings per share.  Additionally, the pro forma earnings per share calculation assumes that proceeds from the sale of an additional 1,037,397 Class R shares and 71,911 Class I shares of the Company's common stock, aggregating $10,709,341, were used to fund The Summit acquisition and were issued and outstanding as of January 1, 2018.